UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Media & Telecommunications Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The telecommunications segments enjoyed good performance in the first half of the year, and returns were even stronger among media shares. Gains were driven by a modestly improving economy, but supportive Federal Reserve policy also played a key role, helping to keep long-term interest rates low and encouraging investment in riskier assets such as equities. Markets pulled back a bit at the end of the period, as worries surfaced that the Fed might soon change course, but not enough to undo the robust rally in the first five months of the year. I am pleased to report that your fund recorded a good return in this environment and handily outperformed its peer group of funds.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 12.81% in the first half of its fiscal year, easily surpassing the 8.31% return of the Lipper Telecommunication Funds Average, which tracks the performance of similar funds. The fund lagged the broader market, as represented by the S&P 500 Index, by a more modest amount.

The fund’s long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category for the 5- and 10-year periods through the end of June. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 4 of 37, 2 of 33, 1 of 26, and 1 of 17 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Over the first half of the year, stocks built on the rally they had begun in the late fall of 2012. Growth in corporate profits and the overall economy was hardly robust, but investors appeared to celebrate that the economic environment continued to improve despite federal spending cuts and tax increases early in the year. Growth was particularly welcome in the labor market, as employers added to payrolls at a decent clip. The housing market appeared to have established a solid rebound, as housing prices increased at a healthy rate in most of the country and home construction picked up. Most of the clouds on the economic horizon were centered overseas. Europe continued to wrestle with austerity measures stemming from its debt crisis, and growth slowed in China and other major emerging markets.

Another large factor in the market’s gains was supportive Federal Reserve policy. As it had promised, the Fed kept official short-term interest rates near 0% as it waited for unemployment to come down to its target of 6.5%—far from the 7.6% rate at the end of our reporting period. The Fed’s quantitative easing program may have been an even more important driver in market terms, however. The Fed continued to purchase $85 billion of Treasury bonds and agency mortgage-backed securities each month, which kept long-term interest rates near record lows. Investors seeking higher returns could only turn to riskier bonds, equities, or other assets, boosting markets both in the U.S. and, to a lesser extent, overseas.

Fed policy provided a particular boost to dividend-paying stocks, as investors seeking income turned to them as a substitute for bonds. While defensive and dividend-rich utilities and consumer staples stocks were particularly strong performers, some telecommunication services and media stocks also drew interest for their relatively stable income streams and attractive dividend yields. In June, however, the downside of this policy became apparent. Fed Chairman Ben Bernanke announced that further economic improvement could lead the Fed to taper its asset purchases. Stocks retreated sharply around the world in response before Fed and other central bank officials assured investors that major monetary policy changes were not at hand.

PORTFOLIO REVIEW

As longtime shareholders know, media represents more than half of the portfolio and a significant overweight relative to the Lipper Telecommunication Fund Index. The fund continues to have the vast majority of its sector exposure in the media and entertainment, Internet media, cable/satellite, and Internet e-commerce industries. (Please see sidebar below for a discussion of our new industry breakdowns.) Media and entertainment holdings provided the biggest lift to overall results in the period. Walt Disney was a particularly strong performer, as a combination of lower taxes and interest expense, higher advertising growth at ESPN and ABC, and better attendance at its U.S. theme parks drove shares higher. Hertz Global Holdings, which is leveraged to the entertainment market through its rental car business, benefited from better pricing and lower fleet costs. The company has also benefited from its November 2012 purchase of rival Dollar Thrifty Automotive Group, which it expects to fully integrate by the end of the year. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Cable/satellite holdings were also strong. Shares of Time Warner Cable, the second-largest cable operator in the U.S., soared on speculation the company would receive a takeover offer from Liberty Media. During the period, we trimmed our exposure to cable/satellite and moved some of the proceeds into Internet e-commerce.

In the Internet media segment, Google continues to benefit from the popularity of smartphones running on its Android operating system. In May, the company released a new version of Google+ in an effort to better compete with rival Facebook—which we added to the portfolio in the period—in the social networking market. LinkedIn reported further strong user growth outside the U.S. and has reached additional users through its mobile application. The company’s marketing and recruiting tools have gained popularity as businesses expand their use of social media.

The inverse of our media overweight is our underweight in the telecommunication services sector, which represents about a third of the portfolio but about two-thirds of the index. While we are considerably underweight relative to the benchmark, we continue to take notice of the growth of mobile communication in both emerging markets, which are seeing subscriber growth, and North America, where companies are increasing network coverage and creating strong demand for wireless towers. During the second quarter, the sector saw an increase in merger activity. We recorded strong returns from Verizon Communications as investors welcomed indications that the company would purchase the 45% stake in Verizon Wireless currently owned by Vodafone, another top contributor to results. On the negative side, a rise in long-term interest rates weighed on tower companies, including American Tower, which became a real estate investment trust in 2012. Tower companies typically have longer-term contracts and cannot adjust quickly to a change in interest rates.

We are overweight software given healthy demand trends, strong earnings growth prospects, and attractive valuations relative to historical levels and the broader market. The majority of our exposure in the sector is in the applications and systems software industries. Concur Technologies is an on-demand provider of travel and expense software. We believe Concur has one of the best business models in the industry due to a mix of high recurring revenue, frequent billing cycles, and an enviable customer retention rate. The firm reported strong annualized bookings growth, which is a positive harbinger for revenue growth next year. ServiceNow, another good performer, offers IT management software that facilitates corporate IT infrastructure and operations. The company is growing its billings at an impressive rate along with maintaining a very high customer retention rate. We believe the business has a healthy growth runway given its strong position in a large market and its development into a platform company for custom applications. Infrastructure services company VeriSign saw its shares move higher after reporting positive fourth-quarter results, driven by growth in its total domain name base, as well as a better pricing structure. We had some notable disappointments in the segment as well, including new additions Red Hat and Autodesk.

Hardware is only a small part of the portfolio, but we see attractive prospects for companies positioned to benefit from rising enthusiasm for mobile PC alternatives that provide ubiquitous and sophisticated Internet content. Shares of Apple, our only holding in the sector, declined during the first half, as investors were disappointed with sales of the new iPhone 5 in the face of new competition from rival smartphone makers. Additionally, investors were disappointed that the company did not return more cash to investors, as many had hoped for an increase in the quarterly dividend payment. We eliminated our position in favor of other investment opportunities.

OUTLOOK

We are aware of the challenges still facing the global economy, including weakness in Europe, slowing growth in China, and a slow jobs recovery in the U.S. Nonetheless, earnings performance by media and telecommunications companies has been largely favorable, a positive development given generally cautious market expectations entering the year. Many companies in our investment universe have proven resilient in the face of numerous challenges and have improved their balance sheets over the past several years. The rapid pace of change in our segment of the market reinforces the importance of our rigorous investment process, which has served us well over a variety of economic environments. We are engaged in identifying multiyear, secular trends that will evolve across the broader technology, media, and telecom landscapes.

Finally, I wish to inform you that I have recently assumed portfolio management responsibilities for the T. Rowe Price New America Growth Fund, and I will therefore be transitioning management of this fund to Paul Greene over the next few months. Paul was recently appointed co-portfolio manager of the fund and brings several years of successful experience at the firm as an analyst covering the media and Internet industries. He is also on the Investment Advisory Committee of several of our largest funds. T. Rowe Price takes great care in assuring that every manager is backed up by well-trained potential successors, and I am confident that I am leaving this fund in good hands.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Daniel Martino
Cochairman of the fund’s Investment Advisory Committee

Paul Greene
Cochairman of the fund’s Investment Advisory Committee

July 17, 2013

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/13
Time Warner Cable	5.8%
Google	5.6
Crown Castle International	5.5
Verizon Communications	5.3
Amazon.com	5.2
American Tower	4.7
Baidu	4.6
AT&T	4.3
Vodafone	4.0
Comcast	4.0
Liberty Global	3.7
News Corporation	3.0
Qualcomm	3.0
Walt Disney	2.9
Discovery Communications	2.5
Hertz Global Holdings	2.2
Sina	2.0
Priceline.com	2.0
eBay	1.8
SBA Communications	1.8
LinkedIn	1.7
Facebook	1.6
Madison Square Garden	1.6
Las Vegas Sands	1.4
Viacom	1.0
Total	81.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/13

Best Contributors		Worst Contributors	
Google	65¢	Apple**	-35¢
Walt Disney	61	American Tower	-12
Time Warner Cable	60	Facebook*	-10
Verizon Communications	51	China Unicom	-7
Comcast	47	Baidu	-6
Hertz Global Holdings	44	Autodesk*	-4
LinkedIn	38	Salesforce.com	-3
Liberty Global	37	Qualcomm	-3
Vodafone	33	Eutelsat Communications	-3
Amazon.com	31	Bona Film	-2
Total	467¢	Total	-85¢

12 Months Ended 6/30/13

Best Contributors		Worst Contributors	
Time Warner Cable	120¢	Groupon**	-68¢
Google	109	Apple**	-67
Comcast	108	Baidu	-40
Walt Disney	79	Tibco Software**	-19
Liberty Global	72	Facebook	-19
Hertz Global Holdings	68	Clearwire***	-14
Sprint Nextel**	58	NII Holdings	-13
Amazon.com	57	Dell**	-11
Crown Castle	56	Autodesk*	-4
Verizon Communications*	53	Bona Film	-4
Total	780¢	Total	-259¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 53.30	$ 46.91	$ 51.72	$ 41.03	$ 24.65	$ 48.47
Investment activities						
Net investment income[(1)]	0.12	0.30	0.23	0.18	0.33	0.55
Net realized and unrealized gain / loss	6.71	10.31	(0.39)	10.81	16.55	(23.13)
Total from investment activities	6.83	10.61	(0.16)	10.99	16.88	(22.58)
Distributions						
Net investment income	–	(0.30)	(0.29)	(0.30)	(0.50)	(0.24)
Net realized gain	–	(3.92)	(4.36)	–	–	(1.00)
Total distributions	–	(4.22)	(4.65)	(0.30)	(0.50)	(1.24)
NET ASSET VALUE						
End of period	**$ 60.13**	**$ 53.30**	**$ 46.91**	**$ 51.72**	**$ 41.03**	**$ 24.65**

Ratios/Supplemental Data

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
Total return[(2)]	12.81%	22.69%	(0.03)%	26.79%	68.52%	(46.46)%
Ratio of total expenses to average net assets	0.81%[(3)]	0.81%	0.83%	0.84%	0.90%	0.90%
Ratio of net investment income to average net assets	0.44%[(3)]	0.55%	0.44%	0.42%	1.03%	1.45%
Portfolio turnover rate	38.9%	39.2%	41.1%	41.8%	68.9%	72.0%
Net assets, end of period (in millions)	$ 2,576	$ 2,298	$ 1,861	$ 1,932	$ 1,527	$ 898

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.8%		
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 Acquisition Cost $2,784 (1)(2)(3)	97,512	703
Total Information Services		703
IT SERVICES 0.7%		
IT Services 0.7%		
FactSet Research Systems	165,594	16,881
Total IT Services		16,881
MEDIA 59.6%		
Cable/Satellite 12.3%		
British Sky Broadcasting (GBP)	1,908,939	22,995
Cablevision, Class A	1,114,000	18,738
Comcast, Class A	2,435,200	101,986
Eutelsat (EUR)	271,412	7,705
Sky Deutschland (EUR) (3)	2,164,072	15,070
Time Warner Cable, Class A	1,330,600	149,666
		316,160
Gaming 1.3%		
Las Vegas Sands	661,750	35,026
		35,026
Internet 27.2%		
Amazon.com (3)	484,100	134,430
Baidu, ADR (3)	1,256,800	118,805
eBay (3)	910,300	47,081
Expedia	346,300	20,830
Facebook (3)	1,663,700	41,360
Google, Class A (3)	162,700	143,236
LinkedIn (3)	240,300	42,845

TELECOM SERVICES 28.1%

Long Distance/Data 1.2%		
Akamai Technologies (3)	573,800	24,415
RigNet (3)	277,858	7,080
		31,495
Wireless - Domestic 12.0%		
American Tower, REIT	1,658,600	121,360
Crown Castle International (3)	1,957,664	141,715
SBA Communications (3)	620,700	46,006
		309,081
Wireless - International 5.3%		
China Unicom Hong Kong (HKD)	8,988,000	11,959
NII Holdings, Class B (3)	1,232,800	8,223
Sarana Menara Nusantara (IDR) (3)	5,195,000	12,824
Vodafone (GBP)	36,079,187	103,082
		136,088
Wireline - Domestic 9.6%		
AT&T	3,122,200	110,526
Verizon Communications	2,731,700	137,514
		248,040
Total Telecom Services		724,704
Total Common Stocks (Cost $1,689,516)		2,492,864

CONVERTIBLE PREFERRED STOCKS 0.2%

MEDIA 0.0%

Internet 0.0%		
Glam Media, Acquisition Date: 7/2/07 Acquisition Cost $3,752 (1)(2)(3)	318,078	1,065

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $46,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $(525,000) for the six months ended June 30, 2013.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $923,903,000 and $983,535,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2012, the fund had $15,566,000 of available capital loss carryforwards.

At June 30, 2013, the cost of investments for federal income tax purposes was $1,827,101,000. Net unrealized gain aggregated $781,725,000 at period-end, of which $825,447,000 related to appreciated investments and $43,722,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $776,000 for T. Rowe Price Services, Inc.; and $264,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 148,830 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013